Effective January 1, 2012, the sub-sections entitled “Fees and Expenses” and “Example” beneath the main heading "Summary of Key Information" are restated in their entirety as follows:

Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund. Expenses have been adjusted to reflect current fee arrangements. If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.40%
Fee Reductions and/or Expense Reimbursements1	(0.15)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.25%

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Effective January 1, 2012, MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.25% of the fund's average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2015.

MFS Global Governments Portfolio – Service Class

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Service Class Shares	$127	$397	$715	$1,633

Effective January 1, 2012, the sub-section entitled “Investment Adviser” beneath the main heading "Management of the Fund" is restated as follows, up to but not including the sub-heading "Disclosure of Portfolio Holdings":

Investment Adviser
MFS, located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended December 31, 2010, the fund paid MFS an effective management fee equal to 0.75% of the fund’s average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.75% of the first $300 million of the fund’s average daily net assets annually and 0.675% in excess of $300 million of the fund’s average daily net assets annually.

Effective January 1, 2012, MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.25% of the fund's average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2015.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one year period that ended December 31, 2010.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $226 billion as of October 31, 2011.

Effective January 1, 2012, the first paragraph of the sub-section entitled “Additional Information on Fees and Expenses and Performance” beneath the main heading "Other Information" is replaced with the following:

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund's most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. Expenses have been adjusted to reflect current fee arrangements. The fund's annual operating expenses have not been adjusted to reflect the fund's current asset size. In general, a fund’s annual operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease. The fund’s annual operating expenses will likely vary from year to year.

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